EXHIBIT 10.2

Conformed Copy

Second variation deed
CBA Multicurrency Facility Agreement

Commonwealth Bank of Australia (the Financier)

Royal Wolf Trading Australia Pty Ltd and Royalwolf Trading New Zealand Limited (each an Initial Borrower)

Each party listed as an obligor in Schedule 1 (each a Guarantor)

Level 40 Governor Macquarie Tower 1 Farrer Place MINTER ELLISON
Sydney NSW 2000 Australia DX 117 Sydney
T +61 2 9921 8888 F +61 2 9921 8123
minterellison.com

Second variation deed
CBA Multicurrency Facility Agreement
~*~
Details
Agreed terms
1.	Defined terms & interpretation
1.1	Varied Facility Agreement defined terms
1.2	Defined terms
1.3	Interpretation
2.	Variation
2.1	Agreement
2.2	When effective
2.3	Notice of Effective Date
2.4	Waiver
3.	Representations and acknowledgments
3.1	Representations and warranties
3.2	Consent
3.3	Acknowledgment and agreement
3.4	Finance Document and Secured Finance Document
3.5	Entire agreement
4.	General provisions
4.1	Consideration
4.2	Enforceability
4.3	Further action
4.4	Severability
4.5	Governing law and jurisdiction
4.6	Counterparts
4.7	Attorneys
Schedule 1 – Guarantors
Signing pages

Details
Date 15 December 2016
Parties

Name Commonwealth Bank of Australia

ABN 48 123 123 124

Short form name Financier

Notice details Address: Level 22, Tower 1, 201 Sussex Street, Sydney NSW 2000 Australia

Facsimile: 1300 857 262 with a copy to +61 2 9118 4204

Email:               iblending@cba.com.au with a copy to: Ferdinand.Kawiadji@cba.com.au
Attention:          Team Manager

Name Royal Wolf Trading Australia Pty Ltd
ACN 069 244 417
ABN 38 069 244 417
Short form name Initial Borrower
Notice details Address: Level 2, 22-28 Edgeworth David Avenue, Hornsby NSW 2077  Australia
Facsimile: +61 2 9423 6923
Attention: Chief Financial Officer

Name Royalwolf Trading New Zealand Limited
Company number 1062072
Short form name Initial Borrower
Notice details Address: Level 2, 22-28 Edgeworth David Avenue, Hornsby NSW 2077 Australia
Facsimile: +61 2 9423 6923
Attention: Chief Financial Officer

Name Each entity specified in Schedule 1
Short form name Each a Guarantor and an Obligor
Notice details As specified in Schedule 1

Background
This document varies and restates the Facility Agreement at the request of the Initial Borrowers and the other Obligors.

Agreed terms
1.	Defined terms & interpretation
1.1	Varied Facility Agreement defined terms
Unless the context otherwise requires or the relevant term is defined in this document, terms defined in (or incorporated by reference into) Annexure A have the same meaning in this document.
1.2	Defined terms
In this document:
Effective Date has the meaning given in clause 2.2.

Facility Agreement means the agreement titled 'CBA Multicurrency Facility Agreement' dated 8 May 2014 between the Financier, the Initial Borrowers and the Guarantors, as amended by the First Variation Deed.

First Variation Deed means the agreement titled 'First Amendment Deed to the CBA Multicurrency Facility Agreement' dated 30 June 2015 between the Financier, the Initial Borrowers and the Guarantors.
Variation has the meaning given in clause 2.1.
Varied Facility Agreement means the Facility Agreement as varied by the Variation.
1.3	Interpretation
The following clauses of the Varied Facility Agreement apply to this document as if set out in this document in full:
(a)	clauses 1.3(a) to 1.3(f);
(b)	clauses 1.3(t) to 1.3(v);
(c)	clauses 1.3(y) to 1.3(bb); and
(d)	clause 2.
2.	Variation
2.1	Agreement
On and from the Effective Date:
(a)	the Facility Agreement is varied and restated as set out in Annexure A (Variation); and
(b)	each party agrees to be bound by the Varied Facility Agreement.
2.2	When effective
Clause 2.1 takes effect on the date (Effective Date) when the Financier notifies the Borrowers that the Financier has received the following conditions precedent items in form and substance acceptable to the Financier:
(a)	(executed counterpart) an original counterpart of this document duly executed by each Obligor, on which any applicable stamp duty or other taxes of a similar nature have been paid;
(b)	(verification certificates)
(i)	a verification certificate for each Obligor incorporated in Australia in the form set out in Schedule 4 of Annexure A; and
(ii)	a director's certificate for each Obligor incorporated in New Zealand in the form set out in Schedule 5 of Annexure A, in each case properly completed and with all required attachments (or certifying that the relevant documents have not changed since last provided as an attachment to a verification certificate accepted by the Financier for the Facility), duly signed by two directors and dated no earlier than 2 Business Days before the date of this document;
(c)
(Know your Customer) completion of each Financier's KYC Checks in respect of each Obligor and their respective Authorised Officers, and any other person for whom the Financier reasonably believes that an applicable customer identification procedure must be conducted in connection with the Finance Documents and the transactions contemplated by this document;

(d)
(power of attorney) if this document is signed by an Obligor under a power of attorney, a certified copy of the power of attorney executed under common seal or by two directors or, in the case of an Australian Obligor only, a director and a company secretary of the relevant Australian Obligor.

(e)	(legal opinions) legal opinions acceptable to, and addressed to, the Financier from MinterEllison, counsel to the Financier; and
(f)
(costs and expenses) evidence that all fees, costs and expenses due and payable to the Financier under the Facility Agreement or other Finance Documents have been paid (including the Facility A Extension Fee).

2.3	Notice of Effective Date
The Financier shall promptly notify the Borrowers when the Effective Date has occurred.
2.4	Waiver
Receipt of each condition precedent item in this clause is for the sole benefit of the Financier, and may only be waived by Notice to the Borrowers from the Financier.
3.	Representations and acknowledgments
3.1	Representations and warranties
Each Obligor makes its representations and warranties contained in each Finance Document to which it is a party (including where applicable, as if those representations and warranties related to this document) for the Financier's benefit with reference to facts and circumstances subsisting as at the date of this document.
3.2	Consent
Each Obligor consents to the Variation.
3.3	Acknowledgment and agreement
Each Obligor acknowledges and agrees that:
(a)
each Guarantee and each Security provided by it continues in full force and effect to guarantee and secure all of its liabilities and obligations under the Finance Documents (including liabilities and obligations as varied by the Variation), and any reference in any such Guarantee or Security (or in any Finance Document or Secured Finance Document) to the original Facility Agreement is amended to refer to the Varied Facility Agreement;

(b)	its respective liabilities and obligations under each Finance Document to which it is a party are not released, reduced or diminished as a result of the Variation;
(c)
nothing in this document prejudices or otherwise adversely affects any Power of the Financier or any obligation or liability of an Obligor to the Financier, with respect to anything done or effected or otherwise arising before the date of this document;

(d)	the Financier is relying on this document (and on the representations and warranties in clause 3.1) in continuing to provide financial accommodation to the Borrowers and in agreeing to the Variation;
(e)	its representations and warranties in clause 3.1 survive execution and delivery of this document; and
(f)	this document and the Variation are made in accordance with, and are deemed to satisfy, all requirements of the Finance Documents and Secured Finance Documents.
3.4	Finance Document and Secured Finance Document
This document is a 'Finance Document' and a 'Secured Finance Document' for all purposes under each other Finance Document and each other 'Secured Finance Document'.
3.5	Entire agreement
This document and the Finance Documents:
(a)	contain all the terms on which financial accommodation under the Varied Facility Agreement is or will be provided and remains or will remain outstanding; and
(b)	supersede all prior communications between the parties about the subject matter of the Facility Agreement and the Variation.
4.	General provisions
4.1	Consideration
Each party acknowledges to each other party that it enters into this document and incurs obligations and gives rights under it for valuable consideration provided by each other party.
4.2	Enforceability
This document is enforceable against each party signing it even if:
(a)	one or more persons named as an Obligor does not execute this document; or
(b)	this document is not enforceable against another person named as an Obligor for any reason.
4.3	Further action
Each Obligor must do all things necessary or desirable to give full effect to the Variation and this document.
4.4	Severability
A provision of this document that is illegal, invalid or unenforceable in a jurisdiction is ineffective in that jurisdiction to the extent of the illegality, invalidity or unenforceability.  This does not affect the validity or enforceability of that provision in any other jurisdiction, nor the remainder of this document in any jurisdiction.
4.5	Governing law and jurisdiction
This document is governed by the laws of New South Wales.  Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of that place (and any court of appeal) and waives any right to object to an action being brought in those courts, including on the basis of an inconvenient forum or those courts not having jurisdiction.
4.6	Counterparts
This document may be executed in any number of counterparts.  Each counterpart constitutes an original of this document, all of which together constitute one instrument.  A party who has executed a counterpart of this document may exchange it with another party by faxing, or by emailing a pdf (portable document format) copy of, the executed counterpart to that other party, and if requested by that other party, will promptly deliver the original by hand or post.  Failure to make that delivery will not affect the validity of this document.
4.7	Attorneys
Each of the attorneys executing this document states that the attorney has no notice of the revocation of the power of attorney appointing that attorney.

Schedule 1 – Guarantors
Name Royal Wolf Holdings Limited
ACN 121 226 793
ABN 91 121 226 793
Notice details Address: Level 2, 22 – 28 Edgeworth David Avenue,
Hornsby NSW 2077 Australia
Facsimile: +61 2 9423 6923
Email: gbaker@royalwolf.com.au
Attention: Chief Financial Officer

Name Royal Wolf Trading Australia Pty Limited
ACN 069 244 417
ABN 38 069 244 417
Notice details Address: Level 2, 22 – 28 Edgeworth David Avenue,
Hornsby NSW 2077 Australia
Facsimile: +61 2 9423 6923
Email: gbaker@royalwolf.com.au
Attention: Chief Financial Officer

Name Kookaburra Containers Pty Ltd
ACN 079 735 050
ABN 22 079 735 050
Notice details Address: Level 2, 22 – 28 Edgeworth David Avenue,
Hornsby NSW 2077 Australia
Facsimile: +61 2 9423 6923
Email: gbaker@royalwolf.com.au
Attention: Chief Financial Officer

Name Royalwolf Trading New Zealand Limited
Company number 1062072
Notice details Address: Level 2, 22 – 28 Edgeworth David Avenue,
Hornsby NSW 2077 Australia
Facsimile: +61 2 9423 6923
Email: gbaker@royalwolf.com.au
Attention: Chief Financial Officer

Name Royalwolf NZ Acquisition Co. Limited
Company number 2115393
Notice details Address: Level 2, 22 – 28 Edgeworth David Avenue,
Hornsby NSW 2077 Australia
Facsimile: +61 2 9423 6923
Email: gbaker@royalwolf.com.au
Attention: Chief Financial Officer

Signing pages
EXECUTED as a deed.
Each attorney signing this document under a power of attorney certifies, by the attorney's signature, that the attorney has no notice of the revocation of the power of attorney.
Initial Borrowers

Executed by Royal Wolf Trading Australia Pty Limited in accordance with section 127 of the Corporations Act by its authorised officers:

/s/ Neil Littlewood  /s/ Gregory Baker
Signature of director Signature of director/secretary

Name Neil Littlewood Name: Gregory Baker

Signed, sealed and delivered by Royalwolf Trading New Zealand Limited (company number 1062072) in the presence of:

/s/ Simin Yang  /s/ Gregory Baker
Signature of witness Signature of director

Name Simin Yang Name: Gregory Baker

/s/ Alexandra Wingrove /s/ Neil Littlewood
Signature of witness Signature of director

Name Alexandra Wingrove Name: Neil Littlewood

Initial Guarantors

Executed by Royal Wolf Holdings Limited in accordance with section 127 of the Corporations Act by its authorised officers:

/s/ Neil Littlewood  /s/ Gregory Baker
Signature of director Signature of director/secretary

Name:  Neil Littlewood Name: Gregory Baker

Executed by Royal Wolf Trading Australia Pty Limited in accordance with section 127 of the Corporations Act by its authorised officers:

/s/ Neil Littlewood
/s/ Gregory Baker

Signature of director
Signature of director/secretary

Name
Name

Signed, sealed and delivered by Royalwolf Trading New Zealand Limited (company number 1062072) in the presence of:

/s/ Simin Yang  /s/ Gregory Baker
Signature of witness Signature of director

Name Simin Yang Name: Gregory Baker

/s/ Alexandra Wingrove /s/ Neil Littlewood
Signature of witness Signature of director

Name Alexandra Wingrove Name: Neil Littlewood

Executed by Kookaburra Containers Pty Limited in accordance with section 127 of the Corporations Act by its authorised officers:

/s/ Neil Littlewood  /s/ Gregory Baker
Signature of director Signature of director/secretary

Name Neil Littlewood Name: Gregory Baker

Signed, sealed and delivered by Royalwolf NZ Acquisition Co. Limited (company number 2115393) in the presence of:

/s/ Simin Yang /s/ Gregory Baker
Signature of witness Signature of director

Name: Simin Yang Name: Gregory Baker

/s/ Alexandra Wingrove /s/ Neil Littlewood
Signature of witness Signature of director

Name: Alexandra Wingrove Name: Neil Littlewood

Financier

Signed, sealed and delivered by Commonwealth Bank of Australia ABN 48 123 123 124 by its duly constituted attorney under power of attorney dated 24 June 2013 registered Book 4651 No. 555 who has no notice of revocation of such power of attorney in the presence of:

/s/ Chris LI /s/ Chris Dirckze
Signature of witness Signature of attorney

Chris Drickze
Chris LiName of attorney (print)
Name of witness (print) Title of attorney (print)

'Annexure A – Varied Facility Agreement'